Exhibit 21.1

SENIOR HOUSING PROPERTIES TRUST

SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation, Organization or Incorporation
CCC Alpha Investments Trust...................................................................................................................................................	Maryland
CCC Delaware Trust.................................................................................................................................................................	Maryland
CCC Financing I Trust...............................................................................................................................................................	Maryland
CCC Financing Limited, L.P......................................................................................................................................................	Delaware
CCC Investments I, L.L.C..........................................................................................................................................................	Delaware
CCC Leisure Park Corporation...................................................................................................................................................	Delaware
CCC of Kentucky Trust...........................................................................................................................................................	Maryland
CCC Pueblo Norte Trust...........................................................................................................................................................	Maryland
CCC Retirement Communities II, L.P..........................................................................................................................................	Delaware
CCC Retirement Partners Trust.................................................................................................................................................	Maryland
CCC Retirement Trust...............................................................................................................................................................	Maryland
CCDE Senior Living LLC...........................................................................................................................................................	Delaware
CCOP Senior Living LLC...........................................................................................................................................................	Delaware
Crestline Ventures LLC.............................................................................................................................................................	Delaware
CSL Group, Inc........................................................................................................................................................................	Indiana
Ellicott City Land I, LLC...........................................................................................................................................................	Delaware
HRES1 Properties Trust...........................................................................................................................................................	Maryland
HRES2 Properties Trust...........................................................................................................................................................	Maryland
Legacy Portfolio Holding Trust.................................................................................................................................................	Maryland
Leisure Park Venture Limited Partnership...................................................................................................................................	Delaware
Lexington Office Realty Trust (Nominee Trust)...........................................................................................................................	Massachusetts
MSD Pool 1 LLC.....................................................................................................................................................................	Maryland
MSD Pool 2 LLC.....................................................................................................................................................................	Maryland
O.F.C. Corporation...................................................................................................................................................................	Indiana
RSA Healthcare, Inc..................................................................................................................................................................	Tennessee
SNH 30 Newcrossing Inc..........................................................................................................................................................	Maryland
SNH AL AIMO Tenant, Inc......................................................................................................................................................	Maryland
SNH AL AIMO, Inc..................................................................................................................................................................	Maryland
SNH AL Cumming LLC.............................................................................................................................................................	Maryland
SNH AL Cumming Tenant LLC.................................................................................................................................................	Maryland
SNH AL Georgia Holdings LLC.................................................................................................................................................	Maryland
SNH AL Georgia LLC...............................................................................................................................................................	Maryland
SNH AL Georgia Tenant LLC.....................................................................................................................................................	Maryland
SNH AL Properties LLC...........................................................................................................................................................	Maryland
SNH AL TRS, Inc....................................................................................................................................................................	Maryland
SNH Alpharetta LLC.................................................................................................................................................................	Delaware
SNH ALT Leased Properties Trust.............................................................................................................................................	Maryland
SNH Baton Rouge (North) LLC.................................................................................................................................................	Delaware
SNH Baton Rouge (Realtors) LLC.............................................................................................................................................	Delaware
SNH Blaine Inc........................................................................................................................................................................	Maryland
SNH Bridgewater LLC...............................................................................................................................................................	Delaware
SNH BRFL Properties LLC.......................................................................................................................................................	Delaware
SNH BRFL Tenant LLC...........................................................................................................................................................	Delaware
SNH CALI Tenant LLC.............................................................................................................................................................	Delaware
SNH CCMD Properties LLC.....................................................................................................................................................	Delaware
SNH Carlsbad LP.....................................................................................................................................................................	Delaware

SNH CCMD Properties Borrower LLC.....................................................................................................................................	Delaware
SNH CCMD Tenant LLC.........................................................................................................................................................	Delaware
SNH CHS Properties Trust.......................................................................................................................................................	Maryland
SNH Clear Brook LLC...............................................................................................................................................................	Delaware
SNH Clear Creek Properties Trust.............................................................................................................................................	Maryland
SNH Concord LLC...................................................................................................................................................................	Delaware
SNH Denham Springs LLC.......................................................................................................................................................	Delaware
SNH Durham LLC...................................................................................................................................................................	Delaware
SNH Fan Pier, Inc....................................................................................................................................................................	Maryland
SNH Fan Pier TRS, Inc..............................................................................................................................................................	Maryland
SNH FM Financing LLC...........................................................................................................................................................	Delaware
SNH FM Financing Trust.........................................................................................................................................................	Maryland
SNH Glenview (Patriot) LLC.....................................................................................................................................................	Delaware
SNH GP Carlsbad LLC.............................................................................................................................................................	Delaware
SNH GP Valencia LLC...............................................................................................................................................................	Delaware
SNH Harrisburg LLC.................................................................................................................................................................	Delaware
SNH IL Joplin Inc....................................................................................................................................................................	Maryland
SNH IL Properties Trust...........................................................................................................................................................	Maryland
SNH Independence Park LLC.....................................................................................................................................................	Delaware
SNH Kent Properties LLC.........................................................................................................................................................	Maryland
SNH Jackson LLC.....................................................................................................................................................................	Delaware
SNH LTF Properties LLC.........................................................................................................................................................	Maryland
SNH Maryland Heights LLC.....................................................................................................................................................	Delaware
SNH Medical Office Properties LLC...........................................................................................................................................	Delaware
SNH Medical Office Properties Trust.........................................................................................................................................	Maryland
SNH Medical Office Realty Trust (Nominee Trust).....................................................................................................................	Massachusetts
SNH MezzCo San Antonio LLC.................................................................................................................................................	Delaware
SNH NS Mtg Properties 2 Trust...............................................................................................................................................	Maryland
SNH NS Properties Trust.........................................................................................................................................................	Maryland
SNH Phoenix (Cotton) LLC.......................................................................................................................................................	Delaware
SNH Plaquemine LLC...............................................................................................................................................................	Delaware
SNH PLFL Properties LLC.......................................................................................................................................................	Delaware
SNH PLFL Tenant LLC.............................................................................................................................................................	Delaware
SNH Prairieville LLC.................................................................................................................................................................	Delaware
SNH Redmond Properties LLC.................................................................................................................................................	Maryland
SNH REIT Irving LLC...............................................................................................................................................................	Delaware
SNH REIT Rockwall LLC.........................................................................................................................................................	Delaware
SNH REIT San Antonio LLC.....................................................................................................................................................	Delaware
SNH REIT Victoria LLC...........................................................................................................................................................	Delaware
SNH RMI Fox Ridge Manor Properties LLC...............................................................................................................................	Maryland
SNH RMI Jefferson Manor Properties LLC...............................................................................................................................	Maryland
SNH RMI McKay Manor Properties LLC.................................................................................................................................	Maryland
SNH RMI Northwood Manor Properties LLC...........................................................................................................................	Maryland
SNH RMI Oak Woods Manor Properties LLC...........................................................................................................................	Maryland
SNH RMI Park Square Manor Properties LLC...........................................................................................................................	Maryland
SNH RMI Properties Holding Company LLC.............................................................................................................................	Maryland
SNH RMI Smith Farms Manor Properties LLC...........................................................................................................................	Maryland
SNH RMI Sycamore Manor Properties LLC...............................................................................................................................	Maryland
SNH SE Ashley River LLC.......................................................................................................................................................	Delaware
SNH SE Ashley River Tenant LLC.............................................................................................................................................	Delaware
SNH SE Barrington Boynton LLC.............................................................................................................................................	Delaware

SNH SE Barrington Boynton Tenant LLC...................................................................................................................................	Delaware
SNH SE Burlington LLC...........................................................................................................................................................	Delaware
SNH SE Burlington Tenant LLC.................................................................................................................................................	Delaware
SNH SE Daniel Island LLC.......................................................................................................................................................	Delaware
SNH SE Daniel Island Tenant LLC.............................................................................................................................................	Delaware
SNH SE Habersham Savannah LLC.............................................................................................................................................	Delaware
SNH SE Habersham Savannah Tenant LLC.................................................................................................................................	Delaware
SNH SE Holly Hill LLC.............................................................................................................................................................	Delaware
SNH SE Holly Hill Tenant LLC.................................................................................................................................................	Delaware
SNH SE Kings Mtn LLC...........................................................................................................................................................	Delaware
SNH SE Kings Mtn Tenant LLC.................................................................................................................................................	Delaware
SNH SE Mooresville LLC.........................................................................................................................................................	Delaware
SNH SE Mooresville Tenant LLC...............................................................................................................................................	Delaware
SNH SE N. Myrtle Beach LLC...................................................................................................................................................	Delaware
SNH SE N. Myrtle Beach Tenant LLC.......................................................................................................................................	Delaware
SNH SE Properties LLC...........................................................................................................................................................	Delaware
SNH SE Properties Trust...........................................................................................................................................................	Maryland
SNH SE SG LLC.......................................................................................................................................................................	Delaware
SNH SE SG Tenant LLC...........................................................................................................................................................	Delaware
SNH SE Tenant 2 TRS, Inc........................................................................................................................................................	Maryland
SNH SE Tenant TRS, Inc..........................................................................................................................................................	Maryland
SNH Somerford Properties Trust...............................................................................................................................................	Maryland
SNH St. Louis LLC...................................................................................................................................................................	Delaware
SNH Teaneck Properties LLC...................................................................................................................................................	Delaware
SNH Teaneck Tenant LLC.........................................................................................................................................................	Delaware
SNH Tempe LLC.....................................................................................................................................................................	Delaware
SNH TRS, Inc..........................................................................................................................................................................	Delaware
SNH Valencia LP.......................................................................................................................................................................	Delaware
SNH Ward Ave. Properties I Inc..................................................................................................................................................	Maryland
SNH Ward Ave. Properties II Inc................................................................................................................................................	Maryland
SNH Well Properties GA‑MD LLC.............................................................................................................................................	Delaware
SNH Well Properties Trust.......................................................................................................................................................	Maryland
SNH Yonkers Properties Trust...................................................................................................................................................	Maryland
SNH Yonkers Tenant Inc............................................................................................................................................................	Maryland
SNH/CSL Properties Trust.......................................................................................................................................................	Maryland
SNH/LTA Properties GA LLC...................................................................................................................................................	Maryland
SNH/LTA Properties Trust.......................................................................................................................................................	Maryland
SNH/LTA SE Home Place New Bern LLC...................................................................................................................................	Delaware
SNH/LTA SE McCarthy New Bern LLC.....................................................................................................................................	Delaware
SNH/LTA SE Wilson LLC.........................................................................................................................................................	Delaware
SPTGEN Properties Trust.........................................................................................................................................................	Maryland
SPTIHS Properties Trust...........................................................................................................................................................	Maryland
SPTMISC Properties Trust.......................................................................................................................................................	Maryland
SPTMNR Properties Trust.......................................................................................................................................................	Maryland
SPTMRT Properties Trust.......................................................................................................................................................	Maryland
SPTSUN II Properties Trust.....................................................................................................................................................	Maryland